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                                                                    EXHIBIT 10.3


                 MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
                      5895 WINDWARD PARKWAY, SUITE 220
                          ALPHARETTA, GEORGIA 30202




                                        April 19, 1996




Family Funn Entertainment, Inc.
Family Entertainment Funding, L.P.
P.O. Box 10321, Pacific Centre
Suite 1688
609 Granville Street
Vancouver, B.C. V7Y 1G5

Dear James:

                 Reference is made to (i) the Purchase and Sale Agreement dated April 3, 1996 (the "Purchase Agreement"), among Family Funn Entertainment, Inc. ("Family Funn GP"), Family Entertainment Funding, L.P. ("Family Entertainment LP") and Mountasia Entertainment International, Inc. ("Mountasia"), and (ii) the Letter Agreement Concerning Closing dated April 3, 1996 (the "Letter Agreement"), among Family Funn GP, Family Entertainment LP and Mountasia.

                 Pursuant to the terms of the Letter Agreement, the closing of the transactions contemplated by the Purchase Agreement has been delayed until
(i) Mountasia shall have obtained the consent of NationsBank, N.A. (South) ("NationsBank") to the transactions contemplated thereby and (ii) Family Entertainment LP shall have obtained the consent of a majority of its limited partners to the sale of its limited partnership interest in National Entertainment Funding, L.P. ("NEF") and the indebtedness owed to it by NEF. A majority of the limited partners of Family Entertainment LP have now given such consent.

                 In the event NationsBank sells to a third party its loans to Mountasia and/or NEF, such loans are repaid or NationsBank's consent to the transactions contemplated by the Purchase Agreement is otherwise not required, such consent shall no longer be a condition to the closing of the transactions contemplated by the Purchase Agreement. In such event, the closing of the transactions contemplated by the Purchase Agreement shall occur as soon as possible and in any
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April 19, 1996
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event no later than three business days after any such sale, repayment or other determination that NationsBank's consent is not required.

                                        Very truly yours,

                                        MOUNTASIA ENTERTAINMENT
                                        INTERNATIONAL, INC.


                                        By:  /s/  L. Scott Demerau
                                             -----------------------------------
                                             L. Scott Demerau
                                             President

AGREED AND ACCEPTED as
of the date written above:

FAMILY FUNN ENTERTAINMENT, INC.


By: /s/ James Curtis
   ---------------------------------
     James Curtis
     President

FAMILY ENTERTAINMENT FUNDING, L.P.

By:  Family Funn Entertainment, Inc.,
     General Partner


By: /s/ James Curtis
   ---------------------------------
     James Curtis
     President